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                                                                   EXHIBIT 10.10

                SUPPLEMENTAL ASSIGNMENT AND ASSUMPTION AGREEMENT

       THIS SUPPLEMENTAL ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Supplemental Agreement") dated as of March 17, 1998, is made by and between Dixie Bedding Company, a North Carolina corporation ("Seller"), Crescent Sleep Products Company, a Delaware corporation ("Buyer"), and the Iowa Finance Authority, a public instrumentality and agency under the laws of the State of Iowa (the "Authority"), and acknowledged by First-Citizens Bank & Trust Company, as trustee under the Indenture described below (the "Trustee").

       WHEREAS, pursuant to that certain Asset Purchase Agreement dated as of March 17, 1998 (the "Asset Purchase Agreement"), by and between Seller and Buyer and subject to the terms and conditions set forth therein, Buyer has agreed to assume all of the Assumed Liabilities (as such term is defined in the Asset Purchase Agreement);

       WHEREAS, Buyer and Seller have effected the assumption of the Assumed Liabilities pursuant to an Assignment and Assumption Agreement dated as of March 17, 1998 (the "Assignment and Assumption Agreement") between Seller and Buyer in accordance with the terms and conditions set forth in the Asset Purchase Agreement;

       WHEREAS, the Assumed Liabilities include the Seller's obligations under the Loan Agreement dated as of March 1, 1995 (the "Loan Agreement") between the Seller and the Authority which relates to the Authority's Tax-Exempt Adjustable Mode Industrial Development Revenue Bonds (Dixie Bedding Company Project), Series 1995 issued under an Indenture of Trust dated as of March 1, 1995 (the "Indenture") between the Authority and the Trustee,

       WHEREAS, the assets being sold under the Asset Purchase Agreement include the Project (as defined in the Indenture and Loan Agreement); and

       WHEREAS, Section 9.3 of the Loan Agreement requires consent by the Authority to a sale of the Project and assumption by the Buyer of the Seller's obligations under the Loan Agreement.

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

       1. Assignment. The Seller hereby assigns to the Buyer all of its rights under the Loan Agreement.

       2. Loan Agreement Assumption. The Buyer hereby assumes and agrees to be responsible for the payment, performance and discharge when due of all of the Seller's obligations under the Loan Agreement.

       3. Authority Consent. The Authority hereby consents pursuant to Section
9.3 of the Loan Agreement to the sale of the Project to the Buyer and assignment to the Buyer of the



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Seller's rights under the Loan Agreement and Authority releases Seller from any further obligations or liability thereunder.

       4. Asset Purchase Agreement. This Supplemental Agreement is executed and delivered pursuant to the Asset Purchase Agreement, and does not relieve the Buyer of any agreement, representation, warranty, indemnification, covenant and provision contained in the Asset Purchase Agreement.

       5. Counterparts. This Supplemental Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                           [signature page to follow]


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       IN WITNESS WHEREOF, Seller, Buyer, and Authority have duly executed this
Supplemental Assignment and Assumption Agreement, and the Trustee has acknowledged the same, as of the date first above written.

                                    DIXIE BEDDING COMPANY
                                    (SELLER)

                                    By:      /S/
                                             ----------------------
                                             Its: President

                                    CRESCENT SLEEP PRODUCTS COMPANY
                                    (BUYER)

                                    By:      /S/ Charles W. Johnson
                                             ----------------------
                                             Its: Chief Financial Officer

                                   IOWA FINANCE AUTHORITY
                                   (AUTHORITY)

                                   By:      /S/ Ted R. Chaplin
                                            ------------------
                                            Its: Executive Director

Acknowledged:

                                   FIRST CITIZENS BANK & TRUST COMPANY
                                   (TRUSTEE)

                                   By:      /S/
                                             ----------------------
                                            Its: Vice President


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